                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       MARCH 30, 1998
                                                        -----------------------



                                  IBAH, INC.
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            (Exact name of registrant as specified in its charter)



     DELAWARE                       0-19892                      52-1670189
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 (State or other                  (Commission                  (IRS Employer
  jurisdiction of                 File Number)                 Identification No.)
  incorporation)


           FOUR VALLEY SQUARE
          512 TOWNSHIP LINE ROAD
          BLUE BELL, PENNSYLVANIA                                    19422
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         (Address of principal executive offices)                   (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (215) 283-0770
                                                          -----------------



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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          ------------

     On March 30, 1998, IBAH, Inc., a Delaware corporation ("IBAH"), announced by a press release that it had entered into a definitive Agreement and Plan of Merger dated as of March 30, 1998 (the "Merger Agreement") with Omnicare, Inc., a Delaware corporation ("Omnicare"), and Impala Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Omnicare formed solely for the purpose of the transaction ("Omnicare Merger Sub"), which provides, among other things, that, upon the terms and subject to conditions thereof, the Omnicare Merger Sub will merge with and into IBAH (the "Merger"). IBAH will be the surviving corporation and a wholly-owned subsidiary of Omnicare. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In the Merger, each outstanding share of common stock, par value $.01 per share ("IBAH Common Shares"), of IBAH will be converted into a fraction of a share of the common stock, par value $1.00 per share ("Omnicare Common Shares"), of Omnicare, equal to the Conversion Number (as defined below), plus cash in lieu of receipt of fractional Omnicare Common Shares. In the Merger, each outstanding share of preferred stock, par value $.01 per share ("IBAH Preferred Shares" and, together with IBAH Common Shares, "IBAH Shares"), of IBAH will be converted into a fraction of an Omnicare Common Share equal to three times the Conversion Number.

     The "Conversion Number" will be determined by the following formula: (1) if the Omnicare Market Value (as defined below) is greater than $43.83, then the Conversion Number is equal to $6.50 divided by the Omnicare Market Value; (2) if the Omnicare Market Value is greater than $38.77 and less than or equal to $43.83, then the Conversion Number is equal to 0.1483; (3) if the Omnicare Market Value is greater than $34.85 and less than or equal to $38.77, then the Conversion Number is equal to $5.75 divided by the Omnicare Market Value; (4) if the Omnicare Market Value is greater than or equal to $30.30 and less than or equal to $34.85, then the Conversion Number is equal to 0.1650; and (5) if the Omnicare Market Value is less than $30.30, then, subject to the condition set forth in the next sentence, the Conversion Number is equal to $5.00 divided by the Omnicare Market Value. In the event that the Omnicare Market Value is less than $30.30, Omnicare will have the right, by written notice to IBAH prior to the effective time of the Merger, to adjust the Conversion Number to 0.1650, provided that, upon receipt of such notice of adjustment, IBAH has the right, by written notice to Omnicare, to elect to abandon the Merger and terminate the Merger Agreement by action of its board of directors. "Omnicare Market Value" means the average of the closing prices of an Omnicare Common Share on the New York Stock Exchange, as reported in The Wall Street Journal, for the 15 trading days immediately preceding the second trading day preceding the closing date of the Merger.

     In connection with the execution of the Merger Agreement, Omnicare and IBAH entered into a Stock Option Agreement dated as of March 30, 1998 (the "Stock Option Agreement") under which IBAH has granted Omnicare an option to purchase up to 4,685,315 newly-issued IBAH Common Shares (approximately 19.9% of the outstanding IBAH Common Shares as of March 30, 1998) at $5.75 per share if certain triggering events occur.

     In addition, in connection with the Merger Agreement, certain holders of IBAH Common Shares and IBAH Preferred Shares entered into Voting Agreements dated as of March 30, 1998 (the "Voting Agreements") pursuant to which they have agreed with Omnicare, subject to certain exceptions, to vote such holders' IBAH Shares in favor of the adoption of the Merger Agreement and approval of the Merger, to vote against any contrary transaction, to grant to Omnicare an irrevocable proxy to vote such IBAH Shares and not to dispose of such IBAH Shares. IBAH Preferred Shares are entitled to vote on an as-converted basis with IBAH Common Shares (giving the holders who agreed with Omnicare to vote in favor of the Merger approximately 24.3% of the outstanding IBAH voting stock as of March 30, 1998). Additionally, the remaining holders of IBAH Preferred Shares have agreed that they will not consent to or otherwise facilitate any transaction that is inconsistent with the Merger, but are not otherwise restricted from disposing of any IBAH Shares held by them prior to the stockholder vote on the Merger to the extent such disposition is in accordance with applicable securities laws. The IBAH Preferred Shares held by such holders represented approximately 4.6% of the outstanding IBAH voting stock as of March 30, 1998.

     Upon consummation of the Merger, IBAH Common Shares would cease to be quoted on the Nasdaq National Market and would become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934.

     The foregoing summaries of the Merger Agreement and the Stock Option Agreement (collectively, the "Agreements") are qualified in their entirety by reference to the full text of such Agreements, a copy of which are filed herewith.

     Omnicare is a leading geriatric pharmaceutical care company serving approximately 443,000 residents in more than 5,500 long-term care facilities in 37 states. Omnicare is a provider of professional pharmacy and related consulting and data management services for long-term care, assisted living and other institutional health care facilities. Omnicare also provides comprehensive clinical research services for the pharmaceutical and biotechnology industries through its Coromed subsidiary, which offers clinical research services in the United States, Canada and Argentina.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (c)  Exhibits.

            2.1 Agreement and Plan of Merger, dated as of March 30, 1998, among IBAH, Omnicare and Impala Acquisition Corp.

            2.2 Stock Option Agreement, dated as of March 30, 1998, between IBAH and Omnicare.

           99.1  Press Release dated March 31, 1998.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IBAH, INC.



Date:  April 2, 1998                By:  /s/ Geraldine A. Henwood
                                        ----------------------------------------
                                        Geraldine A. Henwood
                                        Chief Executive Officer

                                 Exhibit Index
                                 -------------



       Exhibit
       -------

       2.1 Agreement and Plan of Merger and Contribution, dated as of March 30, 1998, among IBAH, Inc., Omnicare, Inc. and Impala Acquisition Corp.

       2.2 Stock Option Agreement, dated as of March 30, 1998, between IBAH, Inc. and Omnicare, Inc.

      99.1     Press Release dated March 31, 1998.